                          THE NORTH FACE, INC.

                          EMPLOYMENT AGREEMENT

     This Agreement is made by and between The North Face, Inc. (the "Company"), and James Fifield ("Executive") as of the last date set forth by the parties below.

     1.  DUTIES AND SCOPE OF EMPLOYMENT.

          (a) POSITION; EMPLOYMENT COMMENCEMENT DATE; DUTIES. Executive's employment with the Company pursuant to this Agreement shall commence on May 18, 1998 (the "Employment Commencement Date"). As of the Employment Commencement Date, the Company shall employ the Executive as the Chief Executive Officer and President of the Company reporting to the Board Directors of the Company (the "Board"). In addition, if Executive is employed hereunder upon such date, Executive will be appointed as the Chairman of the Board upon the resignation of the Company's current Chairman from such position no later than April 30, 1999. The period of Executive's employment hereunder is referred to herein as the "Employment Term." During the Employment Term, Executive will have such authority as is customarily associated with the position of Chief Executive Officer and President (and with the position of Chairman when Executive is appointed as Chairman) at other public companies and Executive shall render such business and professional services in the performance of his duties, consistent with Executive's position within the Company, as shall reasonably be assigned to him by the Board.

          (b) BOARD MEMBERSHIP. During the Employment Term, the Company agrees to nominate Executive for Board membership at its next annual shareholders meeting (or, if earlier, will appoint Executive to fill any vacancy on the Board) and to re-nominate Executive for Board membership when Executive's term as a member of the Board is due to expire. Subject to continued election to the Board by the Company's stockholders, Executive shall remain a member of the Board during the period of his employment with the Company.

          (c) OBLIGATIONS. During the Employment Term, Executive shall devote his full business efforts and time to the Company. Executive agrees, during the Employment Term, not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the Board; provided, however, that Executive may serve in any capacity with any civic, educational or charitable organization, as a member of corporate Boards of Directors or committees thereof upon which Executive currently serves or continue to engage in other activities, all of which are listed on EXHIBIT A hereto, without the approval of the Board, so long as such activities do not materially interfere with his duties and obligations under this Agreement.

     2.   EMPLOYEE BENEFITS.

          (a) During the Employment Term, Executive shall be eligible to participate in the employee benefit plans maintained by the Company and its affiliates (including, without limitation, any retirement, supplemental or excess retirement, annual bonus, long-term incentive compensation, stock option, stock purchase, group life insurance, accident and death insurance, medical and dental insurance, sick leave, and disability plans, programs or practices) that are applicable to other senior management of the Company on a basis which is no less favorable than that made available to any other senior executive of the Company.

          (b) EXPENSES. The Company shall reimburse Executive, following submission of detailed written invoices, for the fees and expenses of Executive's counsel in connection with the negotiation and preparation of the Agreement up to a maximum of $20,000.

     3. AT-WILL EMPLOYMENT. Executive and the Company understand and acknowledge that Executive's employment with the Company constitutes "at-will" employment. Executive and the Company acknowledge that this employment relationship may be terminated at any time, with or without good cause or for any or no cause, and with or without notice, at the option either of the Company or Executive, subject only to the Company's obligations with respect to severance compensation and benefits under Section 4.

     4.     COMPENSATION

          (a) BASE SALARY. While employed by the Company, the Company shall pay the Executive as compensation for his services a base salary at the annualized rate of $500,000, subject to annual increases at the discretion of the Board (the "Base Salary"). Such salary shall be paid to Executive in Colorado periodically in accordance with normal Company payroll practices in Colorado and subject to the usual, required federal and Colorado withholding.

          (b) ANNUAL BONUS. The Board agrees to establish, in consultation with the Executive, a new annual bonus program for members of the senior management group. Subject to the provisions of Section 4(d), (e) and (f), with respect to each full or partial fiscal year of the Company, Executive shall be eligible to receive an annual bonus under such annual bonus program.

          (c)     STOCK PURCHASE.

               (i) PURCHASE. On the signing date of this Agreement, the Company agrees to issue and sell to Executive, and Executive agrees to purchase from the Company, that number of shares of the Company's Common Stock having a fair market value (based on the closing market price on the signing date of this Agreement), when combined with the forty-five thousand (45,000) shares of Company Common Stock currently owned by Executive, of fifteen million dollars ($15,000,000) (the new shares being purchased referred to herein as the "Shares") for a price equal to

100% of the fair market value of such Shares on such date. At least $7,500,000 of such purchase price shall be paid to the Company by wire transfer or by cashiers' check from Executive. At Executive's option, the balance of the purchase price may be paid to the Company by Executive in the form of a thirty-day full recourse promissory note, bearing interest at a 5.43% annual rate and secured by the Shares purchased with such note. The parties agree and acknowledge that the sale and issuance of such Shares is an inducement essential to Executive's entering into this Agreement with the Company.

               (ii) RISK. Executive is aware that an investment in the Company is highly speculative, that there can be no assurance as to what, if any, return there may be on Executive's investment in the Shares, and that there can be no assurance that Executive will not incur a loss of some or all of the amount invested. Executive is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to be able to evaluate the risks and merits of the proposed investment and to reach an informed and knowledgeable decision to acquire the Shares.

               (iii) EXPERIENCE. Executive has substantial experience in evaluating and investing in private placement transactions of securities. Executive is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect his or her own interests.

               (iv) INVESTMENT. Executive is acquiring the Shares for investment for his own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Executive further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares.

               (v) REGISTRATION EXEMPTION. Executive understands and acknowledges that the offering of the Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act") on the grounds that the sale is exempt pursuant to Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on Executive's representations set forth herein.

               (vi) RULE 144. Executive acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Executive is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

               (vii) ACCESS TO DATA. Executive has had an opportunity to discuss the Company's business, management and financial affairs with its management and the opportunity to review the Company's facilities and financial data. Executive has also had an opportunity to ask questions of officers of the Company, which questions were answered to his satisfaction. Executive understands that such discussions, as well as any written information issued by the Company were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description.

               (viii)    REGISTRATION RIGHTS.

                    (A) RESTRICTIONS ON TRANSFERABILITY. The Shares shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Executive will cause any proposed transferee of the Shares held by the Executive to agree to take and hold such Shares subject to the provisions and upon the conditions specified in this Agreement.

                    (B) RESTRICTIVE LEGEND. Each certificate representing the Shares and any shares issued upon conversion of the Shares pursuant to any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4(c)(viii)(C) below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                    (C) NOTICE OF PROPOSED TRANSFERS. Executive agrees to comply in all respects with the provisions of this Section 4(c)(viii)(C). Prior to any proposed transfer of any of the Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer or such transfer is made in compliance with Rule 144, Executive shall give written notice to the Company of his intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions made in compliance with Rule
144) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Shares may be effected without registration under the Securities Act, or (ii) a "No Action" letter from the Securities & Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon Executive shall be entitled to transfer the Shares in accordance with the terms of the notice delivered by Executive to the Company; PROVIDED, HOWEVER, that no opinion or No Action letter need be obtained with respect to a transfer to (1) Executive's estate, (2) the spouse, children, grandchildren or spouse of such children or grandchildren of the Executive (the "Family Members") or (3) to any trust for the benefit of the Executive or any Family Members, in each case if the transferee agrees to be subject to the terms hereof. Each certificate evidencing the Shares transferred as above provided shall bear the appropriate restrictive legend set forth in Section 4(c)(viii)(B) above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

                    (D) EXPENSES OF REGISTRATION. All Registration Expenses (as defined below) incurred in connection with any registration pursuant to Section 4(c)(viii)(E) shall be borne by the Company; PROVIDED, HOWEVER, that the Company shall not be required to bear the cost of fees and disbursement of counsel to Executive. All Selling Expenses (as defined below) relating to securities registered by Executive shall be borne by Executive on the basis of the number of shares so registered.

                    (E) REGISTRATION ON FORM S-3. As soon as practicable after the Employment Commencement Date but, in any event, no later than ninety
(90) days following the Employment Commencement Date, the Company will file a registration statement on Form S-3 with the Commission covering the Shares and any shares acquired by Executive upon exercise of stock options granted to Executive pursuant to Section 4(d) hereof (the "Option Shares") (and any shares issued upon conversion of the Shares or the Option Shares pursuant to any stock split, stock dividend, recapitalization, merger, consolidation or similar event), and will use its commercially reasonable best efforts to cause such registration statement to be declared effective as soon as is practicable thereafter.

                    (F) REGISTRATION PROCEDURES. The Company will keep Executive advised in writing as to the filing of the registration statement and as to the status thereof. At its expense the Company will:

                            (I)      Keep such registration statement
effective until Executive has completed the distribution of all of the securities covered by such registration statement; and

                            (II)     Furnish such number of prospectuses and
other documents incident thereto as Executive from time to time may reasonably request.

                            (III)    prepare and file with the Commission any
necessary amendments and supplements to the registration statement and the prospectus used in connection therewith, as may be necessary to keep such registration statement effective and to comply with the Securities Act and the rules and regulations thereunder and the instructions to Form S-3 with respect to the disposition of all securities covered by the registration statement;

                            (IV)     use its best efforts to register or
qualify all securities covered by the registration statement under the securities or blue sky laws of such jurisdictions where an exemption is not available;

                            (V)      notify the Executive upon discovery
that, or upon the occurrence of an event as a result of which, the registration statement or prospectus as then in effect includes an untrue statement of material fact or omits to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                            (VI)     use its best efforts to obtain and
maintain the quotation of the Shares and Option Shares on the Nasdaq National Market;

                            (VII)    promptly notify the Executive of any
stop order issued or threatened by the Commission and take all reasonable steps to prevent the entry of such order or use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time; and

                            (VIII)   otherwise use its best efforts to comply
with all applicable rules and regulations of the Commission and make available to securityholders as soon as reasonably practicable an earnings statement covering a period of 12 months beginning three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act.

                    (G) SUSPENSION OF REGISTRATION. Executive agrees that, for such period of time as is reasonably requested by the Company, he will not make any sale of Shares or Option Shares registered pursuant to this Section 4(c)(viii) if he receives a certificate signed in good faith by an executive officer of the Company indicating that (I) the sale of Shares or Option Shares would require disclosure of a proposed transaction involving the Company, which disclosure would have a material adverse effect on the negotiation of such transaction or (II) the prospectus included in the registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. In the case of an event described in clause (I) of this Section 4(c)(viii)(G), the period of time Executive shall be required not to make any sale of Shares or Option Shares registered in this Section 4(c)(viii) shall not exceed sixty (60) days. In the case of the event described in clause (II) of this Section 4(c)(viii)(G), the Company will use its best efforts to amend or otherwise correct such prospectus as soon as practicable, but in no event more than thirty (30) days after the date upon which the Company notifies Executive of such event.

                    (H) TERMINATION OF REGISTRATION RIGHTS. The Company's obligation to register the Shares and Option Shares pursuant to Section 4(c)(viii)(E) shall terminate as to Shares or Option Shares, as the case may be, at such time as Executive is eligible to sell such Shares or Option Shares, as the case may be, pursuant to Rule 144(k) promulgated under the Securities Act and the Company will cause new certificates representing such Shares or Option Shares, as the case may be (without any restrictive legends) to be issued to the Executive (or other holder of such Shares or Option Shares) at such time.

                    (I) INFORMATION BY EXECUTIVE. Executive shall furnish to the Company such information regarding Executive and the distribution proposed by Executive as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement.

                    (J) INDEMNIFICATION. In the event that any Shares or Options Shares are included in a registration statement under this Section 4(c)(viii):

                    (I) To the extent permitted by law, the Company will indemnify and hold harmless Executive, any underwriter (as defined in the Securities Act) for Executive and each person, if any, who controls such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will pay, as incurred, to Executive, each such underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 4(c)(viii)(J)(I) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration by Executive or any underwriter or controlling person.

                    (II) To the extent permitted by law, Executive will indemnify and hold harrnless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, any underwriter and any controlling person of any such underwriter, severally but not jointly, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Executive expressly for use in connection with such registration; and Executive will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 4(c)(viii)(J)(II), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 4(c)(viii)(J)(II) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Executive, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, that in no event shall Executive's cumulative, aggregate liability under this Section 4(c)(viii)(J)(II) exceed the gross proceeds from the sale or offering of Shares or Option Shares by Executive.

                    (III) Promptly after receipt by an indemnified party under this Section 4(c)(viii)(J) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4(c)(viii)(J), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with one counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 4(c)(viii)(J) unless the failure to deliver notice is materially prejudicial to its ability to defend such action. Any omission to so deliver written notice to the indemning@g party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4(c)(viii)(J).

                    (IV)     If the indemnification provided for in this
Section 4(c)(viii)(J) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that in no event shall Executive's cumulative, aggregate liability under this Section 4(c)(viii)(J)(IV), or under Section 4(c)(viii)(J)(IV) exceed the gross proceeds from the sale or offering of Shares or Option Shares by Executive. Notwithstanding anything to the contrary herein, no party shall be liable for contribution under this Section 4(c)(viii)(J)(IV), except to the extent and under the circumstances as such party would have been liable to indemnity under Section 4(c)(viii)(J)(I) or Section 4(c)(viii)(J)(II), as the case may be, if such indemnification were enforceable under applicable law. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                     (K) DEFINITIONS. For purposes of this Section 4(c), the following definitions shall apply:

          The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Section 4(c)(viii)(E) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, and fees and disbursements of counsel for the Company.

          "SELLING, EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Executive.

          (d) STOCK OPTION. Upon the Employment Commencement Date, Executive shall be granted a nonstatutory stock option covering nine hundred thousand (900,000) shares of Company Common Stock with a per share exercise price equal to 100% of the per share fair market value on the date of grant (the "Option"). The parties agree and acknowledge that the grant of the Option is an inducement essential to Executive's entering into this Agreement with the Company. The Option shall be for a term of ten years, or shorter upon termination of Executive's employment with the

Company for "Cause" (as defined herein). Except as otherwise specified in this Agreement, the Option is in all respects subject to the terms, definitions and provisions of the Company's 1998 Non-Statutory Stock Option Plan (the "Stock Option Plan") and the standard form of option agreement thereunder (the "Option Agreement") attached hereto as EXHIBIT B. Any shares issuable pursuant to the Option shall be registered by the Company on Form S-8 prior to any vesting of the Option. The Company represents that it has or will obtain any necessary authority form any regulatory body to effect the lawful grant of the Option and the issuance and sale of the Shares subject to the Option.

               (i) 300,000 SHARE EMPLOYMENT-BASED VESTING COMPONENT. Three hundred thousand (300,000) shares subject to the Option shall vest as to twenty percent (20%) (i.e., 60,000 shares) on each anniversary of the Employment Commencement Date, so as to be one hundred percent (100%) vested on the fifth anniversary of the Employment Commencement Date, subject to Executive remaining employed by the Company on such vesting dates.

               (ii) PERFORMANCE/EMPLOYMENT-BASED "HYBRID" VESTING COMPONENT. The remaining six hundred thousand (600,000) shares subject to the Option (the "Hybrid Vesting Component") shall vest one hundred percent (100%) on the fifth anniversary of the Employment Commencement Date, subject to Executive remaining employed by the Company on such vesting date; subject to accelerated vesting as follows:

                    (A) 15% PERFORMANCE TRANCHE. One hundred and fifty thousand (150,000) shares of the Hybrid Vesting Component (the "15% Performance Tranche") shall vest as follows:

                            (I)   With respect to thirty thousand (30,000)
shares of the 15% Performance Tranche (the "First-Year 15% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 1998, but only if such financial statements reflect at least a fifteen percent (15%) increase in Company net income after tax, determined in accordance with generally accepted U.S. accounting principles, but excluding for purposes of such computation any Company expenses related to the relocation of the Company's corporate headquarters ("Net Income"), when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 1999, but only if such financial statements reflect at least a thirty-two percent (32%) increase in Company Net Income when measured against the Company's 1997 Net Income, (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a fifty-two percent (52%) increase in Company Net Income when measured against the Company's 1997 Net Income, (iv) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a seventy-five percent (75%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (v) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a one hundred and one percent (101%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the First-Year 15% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (II) With respect to a separate thirty thousand (30,000) shares of the 15% Performance Tranche (the "Second-Year 15% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 1999, but only if such financial statements reflect at least a thirty-two percent (32%) increase in Company Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a fifty-two percent (52%) increase in Company Net Income when measured against the Company's 1997 Net Income, (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a seventy-five percent (75%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (iv) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a one hundred and one percent (101%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Second-Year 15% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (III) With respect to a separate thirty thousand (30,000) shares of the 15% Performance Tranche (the "Third-Year 15% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a fifty-two percent (52%) increase in Company Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a seventy-five percent (75%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a one hundred and one percent (101%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Third-Year 15% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (IV) With respect to a separate thirty thousand (30,000) shares of the 15% Performance Tranche (the "Fourth-Year 15% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a seventy-five percent (75%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a one hundred and one percent (101%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Fourth-Year 15% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (V) With respect to a separate thirty thousand (30,000) shares of the 15% Performance Tranche (the "Fifth-Year 15% Sub-Tranche"), such shares shall vest upon the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a one hundred and one percent (101%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Fifth-Year 15% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (B) 20% PERFORMANCE TRANCHE. A separate one hundred and fifty thousand (150,000) shares of the Hybrid Vesting Component (the "20% Performance Tranche") shall vest as follows:

                    (I) With respect to thirty thousand (30,000) shares of the 20% Performance Tranche (the "First-Year 20% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 1998, but only if such financial statements reflect at least a twenty percent (20%) increase in Company Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 1999, but only if such financial statements reflect at least a forty-four percent (44%) increase in Company Net Income when measured against the Company's 1997 Net Income, (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a seventy-three percent (73%) increase in Company Net Income when measured against the Company's 1997 Net Income, (iv) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and seven percent (107%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (v) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a one hundred and forty-nine percent (149%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the First-Year 20% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (II)     With respect to a separate thirty thousand
(30,000) shares of the 20% Performance Tranche (the "Second-Year 20% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 1999, but only if such financial statements reflect at least a forty-four percent (44%) increase in Company Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a seventy-three percent (73%) increase in Company Net Income when measured against the Company's 1997 Net Income, (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and seven percent (107%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (iv) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a one hundred and forty-nine percent (149%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Second-Year 20% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (III) With respect to a separate thirty thousand (30,000) shares of the 20% Performance Tranche (the "Third-Year 20% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a seventy-three percent (73%) increase in Company Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and seven percent (107%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a one hundred and forty-nine percent (149%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Third-Year 20% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (IV) With respect to a separate thirty thousand (30,000) shares of the 20% Performance Tranche (the "Fourth-Year 20% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and seven percent (107%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a one hundred and forty-nine percent (149%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Fourth-Year 20% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (V) With respect to a separate thirty thousand (30,000) shares of the 20% Performance Tranche (the "Fifth-Year 20% Sub-Tranche"), such shares shall vest upon the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a one hundred and forty-nine percent (149%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Fifth-Year 20% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (C) 25% PERFORMANCE TRANCHE. A separate one hundred and fifty thousand (150,000) shares of the Hybrid Vesting Component (the "25% Performance Tranche") shall vest as follows:

                           (I)   With respect to thirty thousand (30,000)
shares of the 25% Performance Tranche (the "First-Year 25% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 1998, but only if such financial statements reflect at least a twenty-five percent (25%) increase in Company Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 1999, but only if such financial statements reflect at least a fifty-six percent (56%) increase in Company Net Income when measured. against the Company's 1997 Net Income, (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a ninety-five percent (95%) increase in Company Net Income when measured against the Company's 1997 Net Income, (iv) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and forty-four percent (144%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (v) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a two hundred and five percent (205%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the First-Year 25% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                           (II)  With respect to a separate thirty thousand
(30,000) shares of the 25% Performance Tranche (the "Second-Year 25% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a fifty-six percent (56%) increase in Company Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a ninety-five percent (95%) increase in Company Net Income when measured against the Company's 1997 Net Income, (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and forty-four percent (144%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (iv) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a two hundred and five percent (205%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Second-Year 25% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                           (III) With respect to a separate thirty thousand
(30,000) shares of the 25% Performance Tranche (the "Third-Year 25% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a ninety-five percent (95%) increase in Company Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and forty-four percent (144%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a two hundred and five percent (205%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Third-Year 25% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (IV) With respect to a separate thirty thousand (30,000) shares of the 25% Performance Tranche (the "Fourth-Year 25% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and forty-four percent (144%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a two hundred and five percent (205%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Fourth-Year 25% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (V) With respect to a separate thirty thousand (30,000) shares of the 25% Performance Tranche (the "Fifth-Year 25% Sub-Tranche"), such shares shall vest upon the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a two hundred and five percent (205%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Fifth-Year 25% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (D) 30% PERFORMANCE TRANCHE. A separate one hundred and fifty thousand (1 5 0,000) shares of the Hybrid Vesting Component (the "30% Performance Tranche") shall vest as follows:

                    (I) With respect to thirty thousand (30,000) shares of the 30% Performance Tranche (the "First-Year 30% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 1998, but only if such financial statements reflect at least a thirty percent (30%) increase in Company Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 1999, but only if such financial statements reflect at least a sixty-nine percent (69%) increase in Company Net

Income when measured against the Company's 1997 Net Income, (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a one hundred and twenty percent (120%) increase in Company Net Income when measured against the Company's 1997 Net Income, (iv) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and eighty-six percent (186%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (v) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a two hundred and seventy-one percent (271%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the First-Year 30% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (II) With respect to a separate thirty thousand (30,000) shares of the 30% Performance Tranche (the "Second-Year 30% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a sixty-nine percent (69%) increase in Company Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a one hundred and twenty percent (120%) increase in Company Net Income when measured against the Company's 1997 Net Income, (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and eighty-six percent (186%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (iv) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a two hundred and seventy-one percent (271%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Second-Year 30% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (III) With respect to a separate thirty thousand (30,000) shares of the 30% Performance Tranche (the "Third-Year 30% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 2000, but only if such financial statements reflect at least a one hundred and twenty percent (120%) increase in Company
Net Income when measured against the Company's 1997 Net Income, (ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and eighty-six percent (186%) increase in Company Net Income when measured against the Company's 1997 Net Income, or (iii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a two hundred and seventy-one percent (271%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Third-Year 30% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (IV) With respect to a separate thirty thousand (30,000) shares of the 30% Performance Tranche (the "Fourth-Year 30% Sub-Tranche"), such shares shall vest upon the earliest of the following dates (i) the date of the issuance of the Company's audited annual financial statements for fiscal year 2001, but only if such financial statements reflect at least a one hundred and eighty-six percent (186%) increase in Company Net Income when measured against the Company's 1997 Net Income, or
(ii) the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such flnancial statements reflect at least a two hundred and seventy-one percent (271%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Fourth-Year 30% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

                    (V) With respect to a separate thirty thousand (30,000) shares of the 30% Performance Tranche (the "Fiftieth-Year 30% Sub-Tranche"), such shares shall vest upon the date of the issuance of the Company's audited annual financial statements for fiscal year 2002, but only if such financial statements reflect at least a two hundred and seventy-one percent (271%) increase in Company Net Income when measured against the Company's 1997 Net Income, with any such vesting of the Fifth-Year 30% Sub-Tranche conditioned upon Executive's remaining an employee of the Company as of the vesting date.

          (e) SEVERANCE. In the event that Executive's employment with the Company is involuntarily terminated by the Company without "Cause" or Executive resigns for "Good Reason" (both as defined below) (a "Severance Termination"), then the Company shall provide Executive with the following benefits:

               (i) SEVERANCE PAYMENT. A lump-sum cash payment in an amount equal to one hundred percent (100%) of Executive's annual Base Salary and the highest annual bonus earned by Executive with respect to any previously completed fiscal year (or, if greater, Executive's targeted annual bonus for the year of termination) (the "Highest Annual Bonus"), PLUS any accrued but unpaid compensation (including any bonus earned, but not yet paid, in respect of any previously completed fiscal year) (less applicable withholding);

               (ii) CONTINUED GROUP HEALTH INSURANCE. Company-paid health, dental and vision coverage under Title X of the Consolidated Budget Reconciliation Act of 1985 ("COBRA") in the same proportion of Company-paid coverage as was provided to Executive immediately prior to the termination of employment. If such coverage included the Executive's spouse and/or dependents immediately prior to the termination of employment, such spouse and/or dependents shall also be covered. Company-Paid Coverage shall continue until the earlier of (i) one year from the date of termination, or (ii) the date upon which the Executive and his dependents become covered under another employer's group health, dental and vision insurance plans that provide Executive and his dependents with comparable benefits and levels of coverage.

               (iii) ACCELERATED VESTING. Notwithstanding any other provision of this Agreement, the Option Plan or the Option Agreement, accelerated vesting of shares subject to the Option as follows; provided, however that in no event shall the Option accelerate in excess of the number of shares subject thereto:


Number of Months Following
Employment Commencement Date
in Which Severance Termination Occurs                      Number of Shares Accelerated
-------------------------------------                      ----------------------------
0- 12 months                                                      450,000
12-24 months                                                      600,000
24-48 months                                                      400,000
48-60 months                                                      300,000


     EXAMPLE: EXECUTIVE IS INVOLUNTARILY TERMINATED BY THE COMPANY WITHOUT CAUSE ON MAY 17,1999. 450,000 SHARES SUBJECT TO THE OPTION HAVE THEIR VESTING ACCELERATED.

     For the purposes of this Agreement, "Cause" shall mean (i) Executive's engaging in willful or negligent misconduct which is injurious to the Company or its affiliates, (ii) Executive's conviction of or plea of NOLO CONTENDERE to a felony relating to the business or assets of the Company, (ii) Executive's committing a material act of fraud against the Company or its affiliates; or (iii) Executive's gross negligence in the performance of his duties. However, Executive may not be terminated for Cause without (i) reasonable notice to Executive setting forth the reasons for the Company's intention to terminate for Cause, (ii) reasonable opportunity for Executive to cure, and (iii) an opportunity for Executive, together with his counsel, if any, to be heard before the Board.

     For the purposes of this Agreement, "Good Reason" shall mean (i) the assignment to Executive of duties incommensurate with his status as President and Chief Executive Officer (and Chairman after Executive's appointment as Chairman) or any material reduction of the Executive's duties, authority or responsibilities relative to the Executive's duties, authority as in effect immediately prior to such reduction, except if agreed to in writing by the Executive; provided, however, that a reduction in duties, authority or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Executive remains Chief Executive Officer and President of the Company following a Change of Control and is not made the Chief Executive Officer and President of the acquiring corporation) shall not constitute "Good Reason;" (ii) a reduction by the Company in the Base Salary or target bonus of the Executive as in effect immediately prior to such reduction; (iii) the failure of the Company to establish, on or prior to April 30, 1999, a significant corporate presence in the Aspen, Colorado area, sufficient for the Company to conduct its business from such location; (iv) the failure of the Company to appoint Executive as Chairman of the Board by April 30, 1999 or the failure of the Company's shareholders at any time to elect Executive as a member of the Board, (v) Executive's resignation for any reason upon, or within 1 year following a Change of Control; or (vi) any material breach of this Agreement by the Company.

         (f) CHANGE OF CONTROL. In the event of a Change of Control (as defined below) of the Company occurring while Executive remains employed hereunder or within six (6) months following Executive's termination of employment pursuant to a Severance Termination, then notwithstanding any other provision of this Agreement, the Option Plan or the Option Agreement, all of the shares subject to the Option shall become 100% vested.

     For the purposes of this Agreement, "Change of Control" of the Company shall mean:

          - Any "person" or "group," as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 40% or more of the total voting power represented by the Company's then outstanding voting securities; or

          - The consummation of a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least forty percent (40%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          - A change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board of Direc-tors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination; or

          - The approval by the.Board of a plan of complete liquidation of the Company or of an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         (g) TERMINATION DUE TO EXECUTIVE'S DEATH OR DISABILITY. In the event of Executive's termination of employment with the Company due to his death or Disability (as defined below), then the Company shall (i) continue to pay Executive's base salary through the end of the month in which such termination occurs and (ii) pay Executive a lump-sum cash payment in an amount equal to the sum of (x) a pro-rata portion of the Highest Annual Bonus, based upon the percentage of the fiscal year that shall have elapsed through the date of Executive's termination of employment and (y) any accrued but unpaid compensation (including any bonus earned, but not yet paid, in respect, in respect of any previously completed fiscal year).

          (h) TERMINATION BY THE COMPANY FOR CAUSE OR DUE TO EXECUTIVE'S RESIGNATION WITHOUT GOOD REASON. In the event of Executive's termination of employment with the Company by the Company for Cause or due to Executive's resignation without Good Reason, then the Company shall pay Executive a lump-sum cash payment in an amount equal to any accrued but unpaid compensation (including any bonus earned, but not yet paid, in respect of any previously completed fiscal year).

     5. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of (a) the heirs, executors and legal representatives of Executive upon Executive's death and (b) any successor of the Company. Any such successor of the Company shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, "successor" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement shall be assignable or transferable except through a testamentary disposition or by the laws of descent and distribution upon the death of Executive following termination without cause. Any attempted assignment, transfer, conveyance or other disposition (other than as aforesaid) of any interest in the rights of Executive to receive any form of compensation hereunder shall be null and void.

     6. NOTICES. All notices, requests, demands and other communications called for hereunder shall be in writing and shall be deemed given if (i) delivered personally, (ii) one (1) day after being sent by Federal Express or a similar commercial overnight service, or (iii) three (3) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors in interest at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:


     If to the Company:             The North Face, Inc.
                                    2013 Farallon Drive
                                    San Leandro, CA. 94577
                                    ATTN: Chief Financial Officer

     If to Executive:               James Fifield
                                    at the last residential address known by the Company.



     7. SEVERABILITY. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     8. CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT. Executive agrees to enter into the Company's standard Confidentiality and Conflict of Interest Agreements (the "Confidentiality and Conflict of Interest Agreements") attached hereto as EXHIBIT C upon commencing employment hereunder.

     9. ENTIRE AGREEMENT. This Agreement, the Stock Option Plan, the Option Agreement and the Confidentiality and Conflict of Interest Agreements represent the entire agreement and understanding between the Company and Executive concerning Executive's employment relationship with the Company, and supersede and replace any and all prior agreements and understandings concerning Executive's employment relationship with the Company.

     10.    ARBITRATION AND EQUITABLE RELIEF

          (a) Executive and the Company agree that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by arbitration to be held in Alameda County, California, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the "Rules") before a board of three disinterested persons, consisting of one arbitrator to be appointed by the Company, one by Executive, and one by the arbitrators so chosen. The arbitrators may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrators shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

          (b) The arbitrators shall apply California law to the merits of any dispute or claim, without reference to rules of conflict of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. Executive and the Company hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement and/or relating to any arbitration in which the parties are participants.

          (c) The Company and Executive shall each pay one-half of the costs and expenses of such arbitration, and shall separately pay its counsel fees and expenses.

          (d) EXECUTIVE HAS READ AND UNDERSTANDS SECTION 10, WHICH DISCUSSES ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EXECUTIVE'S RIGHT TO A JURY TRIAL AND

RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EXECUTIVE RELATIONSHIP.

     11. NO ORAL MODIFICATION, CANCELLATION OR DISCHARGE. This Agreement may only be amended, canceled or discharged in writing signed by Executive and a duly authorized officer (other than Executive) of the Company.

     12. WITHHOLDING. The Company shall be entitled to withhold, or cause to be withheld, from payment any amount of withholding taxes required by law with respect to payments made to Executive in connection with his employment hereunder.

     13. NO MITIGATION. Executive shall not be required to mitigate any amounts payable to Executive hereunder in connection with the termination of his employment with the Company by seeking new employment or otherwise, and the amounts payable by the Company to Executive hereunder shall not be reduced by any compensation that may be earned by Executive in connection with any other employment, self-employment or otherwise.

     14.     PARACHUTE PAYMENTS.

          (a) In the event it shall be determined that any payment, compensation, or distribution by the Company to or for the benefit of the Executive, including any accelerated vesting of any stock options or other equity securities (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement of otherwise) (a "TERMINATION PAYMENT") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (or any corresponding provision of any successor law), or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, being herein referred to as the "EXCISE TAX"), then the Executive shall be entitled to receive an additional amount (a "GROSS-UP PAYMENT") in an amount such that after payment by the Executive of all taxes imposed upon the Gross-Up Payment (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income tax (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Termination Payment.

          (b) All determinations under this Section 14 shall be made by the Company's independent auditors in consultation with an advisor selected by Executive, or by an independent agency selected by both parties.

     15. ACKNOWLEDGMENT. Executive acknowledges that he has had the opportunity to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the respective dates set forth below:


THE NORTH FACE, INC.


By:
   -----------------------------         -----------------------------
                                                    Signature
Title:
      ----------------------------

Date:
     -----------------------------


EXECUTIVE
                                           -----------------------------
                                                   James Fifield

Date:
     -----------------------------


                  EXHIBIT A
                  ---------

   BOARD MEMBERSHIPS AND OTHER ACTIVITIES


Multifoods, Inc.
     Board Member

Rhythm & Blues Foundation
     Board Member

Jazz Aspen & Snowmass
     Board Member

Aspen Music Festival and School
     Board Member

Societe Generale Corporation
     Investor and Consultant